                                                                   Exhibit  99.1

[JLG INDUSTRIES, INC. LOGO]
                              JLG INDUSTRIES, INC.
                               Financial Dashboard

                                                       Full Year                             FY2003
$ in thousands except per share data                    FY 2003           Q4             Q3             Q2             Q1
                                                      ---------------------------------------------------------------------
REVENUES
Aerial work platforms                                 $ 435,164      $ 148,144      $ 116,092      $  79,615      $  91,313
Telehandlers                                            119,536         37,674         34,843         19,417         27,602
Excavators                                               48,445         15,601         16,695         10,518          5,631
                                                      ---------      ---------      ---------      ---------      ---------
  Total Machinery                                     $ 603,145      $ 201,419      $ 167,630      $ 109,550      $ 124,546
  Equipment services                                    136,737         35,855         32,835         36,676         31,371
  Access Financial Solutions (AFS)                       19,907          4,945          5,305          5,087          4,570
                                                      ---------      ---------      ---------      ---------      ---------
TOTAL REVENUES                                        $ 759,789      $ 242,219      $ 205,770      $ 151,313      $ 160,487
                                                      =========      =========      =========      =========      =========

OPERATING INCOME
  Machinery                                           $  28,385      $  16,573      $   6,665      $     168      $   4,979
  Equipment services                                     27,119          8,235          6,998          6,632          5,254
  Access Financial Solutions                              3,990            295            716          1,881          1,098
  General corporate expenses                            (32,001)       (10,356)        (9,434)        (6,475)        (5,736)
  Add:  AFS' interest expense                            11,700          3,503          3,619          2,443          2,135
                                                      ---------      ---------      ---------      ---------      ---------
TOTAL OPERATING INCOME                                $  39,193      $  18,250      $   8,564      $   4,649      $   7,730
                                                      =========      =========      =========      =========      =========
PROFITABILITY
Gross profit margin                                        18.1%          19.6%          16.8%          17.2%          18.1%
Trailing twelve month EBITDA margin (1)                     8.7%           8.7%           8.6%           7.8%           7.1%
Operating margin                                            5.2%           7.5%           4.2%           3.1%           4.8%
Net income margin(1)                                        1.9%           3.1%           1.1%           2.8%           0.2%

REPORTED EPS PER DILUTED SHARE (1)                    $     .33      $     .17      $     .05      $     .10      $     .01

IMPACT OF SELECTED ITEMS ON: (2)
income(expense)
PRE-TAX INCOME
  Restructuring and repositioning charges                (4,040)          (859)        (1,762)        (1,256)          (163)
  Currency effects (in Miscellaneous-net)                 5,422           (697)           993          7,575         (2,449)
  Bad debt charges (in SA&PD)                            (7,024)        (3,273)        (1,318)        (1,652)          (781)
  Inventory charges (in COGS)                            (4,463)         1,905         (3,380)        (1,944)        (1,044)
  Incentive pay (in both COGS, SA&PD)                    (2,605)          (876)        (1,729)          --             --
  Deferred profit on sale-leaseback (in COGS)              --             --             --             --             --

NET INCOME
  Restructuring and repositioning charges                (2,747)          (584)        (1,198)          (854)          (111)
  Currency effects (in Miscellaneous-net)                 3,687           (474)           675          5,151         (1,665)
  Bad debt charges (in SA&PD)                            (4,776)        (2,226)          (896)        (1,123)          (531)
  Inventory charges (in COGS)                            (3,035)         1,295         (2,298)        (1,322)          (710)
  Benefit from change in effective income tax rate        2,051          2,051           --             --             --
  Incentive pay (in both COGS, SA&PD)                    (1,771)          (596)        (1,176)          --             --
  Deferred profit on sale-leaseback (in COGS)              --             --             --             --             --

EPS
  Restructuring and repositioning charges                 (0.06)         (0.01)         (0.03)         (0.02)          --
  Currency effects (in Miscellaneous-net)                  0.09          (0.01)          0.02           0.12          (0.04)
  Bad debt charges (in SA&PD)                             (0.11)         (0.05)         (0.02)         (0.03)         (0.01)
  Inventory charges (in COGS)                             (0.07)          0.03          (0.05)         (0.03)         (0.02)
  Benefit from change in effective income tax rate         0.05           0.05           --             --             --
  Incentive pay (in both COGS, SA&PD)                     (0.04)         (0.01)         (0.03)          --             --
  Deferred profit on sale-leaseback (in COGS)              --             --             --             --             --

BALANCE SHEET & LIQUIDITY MEASURES
Cash & cash equivalents                               $ 132,809      $ 132,809      $  16,529      $   9,565      $  10,181
Accounts receivable, net                                266,180        266,180        252,200        210,192        200,329
Finance receivable, net                                  34,324         34,324         28,936         79,458         99,766
Pledged finance receivables, net                        160,407        160,407        167,089        113,656         86,700
Inventories                                             116,886        116,886        154,168        168,612        178,016
Total balance sheet debt                                460,570        460,570        377,571        372,305        337,126
Limited recourse debt from finance receivables
monetizations                                           164,940        164,940        164,653        106,662         83,188
Net debt (3)                                            171,103        171,103        206,361        266,913        255,627
Net debt (3) to total capitalization                         41%            41%            46%            53%            52%
Maximum loss exposure from finance receivables
monetizations                                            21,708         21,708         18,928          8,519          6,275
Equity                                                  249,497        249,497        245,034        241,760        235,897
Working capital                                         384,546        384,546        292,498        277,431        243,593
Trailing twelve month EBITDA (1)                         65,821         65,821         65,709         60,118         54,726
Depreciation and amortization                            19,937          4,591          4,931          5,147          5,268
Capital expenditures, net of retirements                 10,324          2,662          2,942          3,076          1,644
Free cash flow (4)                                       27,781         35,258         60,553        (11,286)       (56,744)

FINANCIAL RATIOS
Days sales outstanding                                    131.6          131.6          124.1          103.6           97.3
Days payables outstanding                                  70.8           70.8           75.8           36.0           59.2
Inventory turnover (annualized)                             3.4            3.4            3.2            3.3            3.5



                                                       Full Year                             FY2002
$ in thousands except per share data                    FY 2002           Q4             Q3             Q2             Q1
                                                      ---------------------------------------------------------------------

REVENUES
Aerial work platforms                                 $ 475,241      $ 158,667      $ 124,514      $  89,693      $ 102,367
Telehandlers                                             87,443         34,115         20,600         18,624         14,104
Excavators                                               58,599         14,484         16,940         14,608         12,567
                                                      ---------      ---------      ---------      ---------      ---------
  Total Machinery                                     $ 621,283      $ 207,266      $ 162,054      $ 122,925      $ 129,038
  Equipment services                                    133,058         36,464         43,164         29,963         23,467
  Access Financial Solutions (AFS)                       15,729          5,094          3,514          3,464          3,657
                                                      ---------      ---------      ---------      ---------      ---------
TOTAL REVENUES                                        $ 770,070      $ 248,824      $ 208,732      $ 156,352      $ 156,162
                                                      =========      =========      =========      =========      =========

OPERATING INCOME
  Machinery                                           $  29,039      $  20,845      $   4,708      $     465      $   3,021
  Equipment services                                     24,686          1,968          6,656          8,352          7,710
  Access Financial Solutions                              5,288          1,816            877          1,175          1,420
  General corporate expenses                            (33,347)       (13,099)        (8,059)        (5,889)        (6,300)
  Add:  AFS' interest expense                             5,051          1,873          1,070          1,007          1,101
                                                      ---------      ---------      ---------      ---------      ---------
TOTAL OPERATING INCOME                                $  30,717      $  13,403      $   5,252      $   5,110      $   6,952
                                                      =========      =========      =========      =========      =========

PROFITABILITY
Gross profit margin                                        17.2%          17.4%          16.4%          15.7%          19.2%
Trailing twelve month EBITDA margin (1)                     7.3%           7.3%           7.2%           9.7%           9.7%
Operating margin                                            4.0%           5.4%           2.5%           3.3%           4.5%
Net income margin(1)                                        1.7%           3.4%           0.4%           0.9%           1.5%

REPORTED EPS PER DILUTED SHARE (1)                    $     .30      $     .19      $     .02      $     .03      $     .06

IMPACT OF SELECTED ITEMS ON: (2)
income(expense)
PRE-TAX INCOME
  Restructuring and repositioning charges                (6,715)          (120)        (6,595)          --             --
  Currency effects (in Miscellaneous-net)                 2,896          3,389           (948)           723           (268)
  Bad debt charges (in SA&PD)                            (3,693)        (3,828)           236           (280)           179
  Inventory charges (in COGS)                            (4,670)        (3,163)           318           (801)        (1,024)
  Incentive pay (in both COGS, SA&PD)                      --             --             --             --             --
  Deferred profit on sale-leaseback (in COGS)             3,069           --              159          1,391          1,519

NET INCOME
  Restructuring and repositioning charges                (4,499)           (80)        (4,419)          --             --
  Currency effects (in Miscellaneous-net)                 1,940          2,271           (635)           484           (180)
  Bad debt charges (in SA&PD)                            (2,474)        (2,565)           158           (188)           120
  Inventory charges (in COGS)                            (3,129)        (2,119)           213           (537)          (686)
  Benefit from change in effective income tax rate         --             --             --             --             --
  Incentive pay (in both COGS, SA&PD)                      --             --             --             --             --
  Deferred profit on sale-leaseback (in COGS)             2,056           --              107            932          1,018

EPS
  Restructuring and repositioning charges                 (0.10)          --            (0.10)          --             --
  Currency effects (in Miscellaneous-net)                  0.05           0.05          (0.01)          0.01           --
  Bad debt charges (in SA&PD)                             (0.06)         (0.06)          --             --             --
  Inventory charges (in COGS)                             (0.07)         (0.05)          --            (0.01)         (0.02)
  Benefit from change in effective income tax rate         --             --             --             --             --
  Incentive pay (in both COGS, SA&PD)                      --             --             --             --             --
  Deferred profit on sale-leaseback (in COGS)              0.05           --             --             0.02           0.02

BALANCE SHEET & LIQUIDITY MEASURES
Cash & cash equivalents                               $   6,205      $   6,205      $   3,291      $   3,572      $   9,209
Accounts receivable, net                                227,722        227,722        208,308        142,300        151,578
Finance receivable, net                                  73,660         73,660        103,141        138,647        128,113
Pledged finance receivables, net                         88,056         88,056         42,114           --             --
Inventories                                             165,536        165,536        163,379        150,038        183,262
Total balance sheet debt                                279,329        279,329        248,721        249,304        255,234
Limited recourse debt from finance receivables
monetizations                                            87,571         87,571         42,114           --             --
Net debt (3)                                            198,884        198,884        220,666        281,551        311,913
Net debt (3) to total capitalization                         46%            46%            50%            56%            58%
Maximum loss exposure from finance receivables
monetizations                                             5,998          5,998          3,421             NA             NA
Equity                                                  236,042        236,042        224,685        222,777        221,293
Working capital                                         231,203        231,203        226,502        201,658        235,973
Trailing twelve month EBITDA (1)                         56,435         56,435         57,891         78,826         86,191
Depreciation and amortization                            20,959          5,146          4,694          6,023          5,096
Capital expenditures, net of retirements                 12,390          2,666          3,227          3,297          3,200
Free cash flow (4)                                      169,753         21,783         60,885         30,362         56,723
------------------

FINANCIAL RATIOS
Days sales outstanding                                    111.4          111.4           96.8           74.5           85.3
Days payables outstanding                                  66.5           66.5           73.8           55.9           54.5
Inventory turnover (annualized)                             3.3            3.3            3.2            2.9            3.0

(1) Before cumulative effect of change in accounting principle.

(2) Net of 32% and 33% effective income tax rate for fiscal 2003 and 2002, respectively. EPS is calculated by dividing the Net Income amounts by the respective diluted shares for each period. Individual quarterly net income
    (loss) per diluted share may not equal the fiscal year EPS due to changes in the number of common shares outstanding during the year. Repositioning charges are reported in COGS.

(3) Net debt reflects total balance sheet debt plus off-balance sheet financing, less cash and limited recourse debt from finance receivables monetizations.

(4) Free cash flow is defined as cash flow from operating, investing activities, payment of dividends, exercise of stock option and issuance of restricted awards, and the effect of exchange rate changes on cash less changes in accounts receivable securitization, limited recourse debt from finance receivable monetizations and off-balance sheet debt.

[JLG INDUSTRIES, INC. LOGO]
                              JLG INDUSTRIES, INC.
                   CONSOLIDATED CONDENSED STATEMENTS OF INCOME
                      (in millions, except per share data)
                          (Quarterly data is unaudited)

                                     FISCAL 2003      Q4         Q3          Q2           Q1
                                     -----------   -------     -------     -------     -------
Revenues
  Net sales                            $ 733.5     $ 235.8     $ 199.3     $ 144.0     $ 154.4
  Rentals                                  7.1         1.6         1.3         2.5         1.7
  Financial products                      19.2         4.8         5.2         4.8         4.4
                                        ------      ------      ------      ------      ------
                                         759.8       242.2       205.8       151.3       160.5
Cost of sales                            622.5       194.8       171.1       125.2       131.4
                                        ------      ------      ------      ------      ------
Gross profit                             137.3        47.4        34.7        26.1        29.1
  Gross profit margin                     18.1%       19.6%       16.8%       17.2%       18.1%
Selling and administrative
  expenses                                79.2        25.3        20.1        16.3        17.5
  Selling & admin %                       10.4%       10.4%        9.8%       10.8%       10.9%
Product development expenses              16.1         3.7         4.6         3.9         3.9
  Product development %                    2.1%        1.6%        2.2%        2.6%        2.4%
Goodwill amortization                       --          --          --          --          --
Restructuring charges                      2.8         0.2         1.4         1.2          --
                                        ------      ------      ------      ------      ------
Income from operations                    39.2        18.2         8.6         4.7         7.7
  Operating profit margin                  5.2%        7.5%        4.2%        3.1%        4.8%
Other income (deductions):
  Interest expense                       (28.0)       (9.6)       (6.8)       (6.1)       (5.5)
  Miscellaneous, net                       6.7        (0.6)        1.4         7.6        (1.7)
                                        ------      ------      ------      ------      ------
Income before taxes and
  cumulative effect of change
  in accounting principle                 17.9         8.0         3.2         6.2         0.5
Income tax provision                       3.7         0.5         1.0         2.0         0.2
                                        ------      ------      ------      ------      ------
Income before cumulative effect
  of change in accounting principle       14.2         7.5         2.2         4.2         0.3
Cumulative effect of change in
  accounting principle                    --          --          --          --          --
                                        ------      ------      ------      ------      ------
Net income (loss)                      $  14.2     $   7.5     $   2.2     $   4.2     $   0.3
                                       =======     =======     =======     =======     =======
  Return on revenues (before
    impairment)                            1.9%        3.1%        1.1%        2.8%        0.2%
Earnings (loss) per common share:
Earnings per common share
  before cumulative effect of
  change in accounting principle(1)    $   .33     $   .17     $   .05     $   .10     $   .01
Cumulative effect of change in
  accounting principle (1)                --          --          --          --          --
                                        ------      ------      ------      ------      ------
Earnings (loss) per
  common share                         $   .33     $   .17     $   .05     $   .10     $   .01
                                       =======     =======     =======     =======     =======
Earnings (loss) per common share -
  assuming dilution:
Earnings per common share -
  assuming dilution before
  cumulative effect of
  change in accounting principle (1)   $   .33     $   .17     $   .05     $   .10     $   .01
Cumulative effect of change in
  accounting principle (1)                --          --          --          --          --
                                        ------      ------      ------      ------      ------
Earnings (loss) per common share -
  assuming dilution                    $   .33     $   .17     $   .05     $   .10     $   .01
                                       =======     =======     =======     =======     =======
Cash Dividends per share               $  .020     $  .005     $  .005     $  .005     $  .005
                                       =======     =======     =======     =======     =======
Average basic shares outstanding        42,601      42,608      42,598      42,570      42,541
Average diluted shares outstanding      42,866      42,883      42,775      42,867      42,853
                                       -------



                                    FISCAL 2002      Q4          Q3          Q2          Q1    FISCAL 2001
                                    -----------    -------     -------     -------     ------- -----------
Revenues
  Net sales                           $ 745.9     $ 241.9     $ 203.4     $ 150.4     $ 150.2     $952.3
  Rentals                                10.0         2.1         2.3         2.8         2.8        7.7
  Financial products                     14.2         4.8         3.0         3.2         3.2        3.9
                                      -------     -------     -------     -------     ---------   -------
                                        770.1       248.8       208.7       156.4       156.2      963.9
Cost of sales                           638.0       205.6       174.5       131.8       126.1      775.1
                                      -------     -------     -------     -------     ---------   -------
Gross profit                            132.1        43.2        34.2        24.6        30.1      188.8
  Gross profit margin                    17.2%       17.4%       16.4%       15.7%       19.2%      19.6%
Selling and administrative
  expenses                               79.7        25.6        19.2        15.8        19.1       89.1
  Selling & admin %                      10.3%       10.3%        9.2%       10.1%       12.2%       9.2%
Product development expenses             15.6         4.2         3.7         3.7         4.0       15.4
  Product development %                   2.0%        1.7%        1.8%        2.4%        2.6%       1.6%
Goodwill amortization                      --          --          --          --          --        6.1
Restructuring charges                     6.1          --         6.1          --          --        4.4
                                      -------     -------     -------     -------     ---------   -------
Income from operations                   30.7        13.4         5.2         5.1         7.0       73.8
  Operating profit margin                 4.0%        5.4%        2.5%        3.3%        4.5%       7.7%
Other income (deductions):
  Interest expense                      (16.3)       (4.6)       (3.3)       (4.0)       (4.4)     (22.2)
  Miscellaneous, net                      4.8         3.7        (0.7)        0.9         0.9        2.7
                                      -------     -------     -------     -------     ---------   -------
Income before taxes and
  cumulative effect of change
  in accounting principle                19.2        12.5         1.2         2.0         3.5       54.3
Income tax provision                      6.3         4.1         0.4         0.7         1.1       20.1
                                      -------     -------     -------     -------     ---------   -------
Income before cumulative effect
  of change in accounting principle      12.9         8.4         0.8         1.3         2.4       34.2
Cumulative effect of change in
  accounting principle                 (114.5)       --          --          --        (114.5)        --
                                      -------     -------     -------     -------     ---------   -------
Net income (loss)                     $(101.6)    $   8.4     $   0.8     $   1.3     $(112.1)    $ 34.2
                                      =======     =======     =======     =======     =========   =======
  Return on revenues (before
    impairment)                           1.7%        3.4%        0.4%        0.8%        1.5%       3.6%

Earnings (loss) per common share:
Earnings per common share
  before cumulative effect of
  change in accounting principle (1)  $   .31     $   .20     $   .02     $   .03     $    .06    $  0.81
Cumulative effect of change in
  accounting principle (1)              (2.72)       --          --          --          (2.74)       --
                                      -------     -------     -------     -------     ---------   -------
Earnings (loss) per
  common share                        $ (2.41)    $   .20     $   .02     $   .03     $  (2.68)   $  0.81
                                      =======     =======     =======     =======     =========   =======
Earnings (loss) per common share -
  assuming dilution:
Earnings per common share -
  assuming dilution before
  cumulative effect of
  change in accounting principle (1)  $   .30     $   .19     $   .02     $   .03     $    .06    $  0.80
Cumulative effect of change in
  accounting principle (1)              (2.65)       --          --          --          (2.70)        --
                                      -------     -------     -------     -------     ---------   -------
Earnings (loss) per common share -
  assuming dilution                   $ (2.35)    $   .19     $   .02     $   .03     $  (2.64)   $  0.80
                                      =======     =======     =======     =======     =========   =======
Cash Dividends per share              $  .025     $  .005     $  .005     $  .005     $    .010   $   .04
                                      =======     =======     =======     =======     =========   =======
Average basic shares outstanding       42,082      42,492      42,107      41,813        41,814    42,155
Average diluted shares outstanding     43,170      43,950      43,816      42,399        42,413    42,686



(1) Goodwill impairment

[JLG INDUSTRIES, INC. LOGO]
                              JLG INDUSTRIES, INC.
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                      (in thousands, except per share data)


                                                                       July 31,    April 30,   January 31,  October 31,    July 31,
                                                                      ---------    ---------    ---------    ---------    ---------
                                                                         2003         2003         2003        2002          2002
                                                                                  (unaudited)  (unaudited)  (unaudited)


ASSETS
------
Current assets
  Cash and cash equivalents                                           $ 132,809    $  16,529    $   9,565    $  10,181    $   6,205
  Accounts receivable, net                                              266,180      252,200      210,192      200,329      227,722
  Finance receivables, net                                                3,168        1,570       18,031       18,276       28,248
  Pledged finance receivables, net                                       41,334       50,741       39,685       35,391       34,353
  Inventories                                                           116,886      154,168      168,612      178,016      165,536
  Other current assets                                                   45,385       23,061       24,404       31,675       31,042
                                                                      ---------    ---------    ---------    ---------    ---------
    Total current assets                                                605,762      498,269      470,489      473,868      493,106
Property, plant and equipment                                            79,699       80,366       81,165       82,057       84,370
Equipment held for rental                                                19,651       20,509       20,288       21,552       20,979
Finance receivables, less current portion                                31,156       27,366       61,427       81,490       45,412
Pledged finance receivables, less current portion                       119,073      116,348       73,971       51,309       53,703
Goodwill                                                                 29,509       29,509       29,509       28,791       28,791
Other assets                                                             53,135       53,396       59,231       55,870       51,880
                                                                      ---------    ---------    ---------    ---------    ---------
                                                                      $ 937,985    $ 825,763    $ 796,080    $ 794,937    $ 778,241
                                                                      =========    =========    =========    =========    =========
LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Current liabilities
  Short-term debt                                                     $   1,472    $     912    $  23,436    $  25,375    $  14,427
  Current portion of limited recourse debt from finance receivables
    monetizations                                                        45,279       50,980       36,511       33,862       34,850
  Accounts payable                                                       83,408       83,059       70,162       96,283      129,317
  Accrued expenses                                                       91,057       70,820       62,949       74,755       83,309
                                                                      ---------    ---------    ---------    ---------    ---------
    Total current liabilities                                           221,216      205,771      193,058      230,275      261,903
Long-term debt, less current portion                                    294,158      212,006      242,207      228,563      177,331
Limited recourse debt from finance receivables monetizations, less
  current portion                                                       119,661      113,673       70,151       49,326       52,721
Accrued post-retirement benefits                                         26,179       26,255       25,833       25,411       24,989
Other long-term liabilities                                              15,160       11,118       11,317       11,150       10,807
Provisions for contingencies                                             12,114       11,906       11,754       14,315       14,448
Shareholders' equity
  Capital stock:
    Authorized shares:  100,000 at $.20 par value
    Issued shares: fiscal 2003 - 43,367; fiscal 2002 - 42,728             8,673        8,601        8,594        8,594        8,546
  Additional paid-in capital                                             23,597       20,514       20,508       20,594       18,846
  Retained earnings                                                     230,273      223,033      221,083      217,072      216,957
  Unearned compensation                                                  (5,428)      (2,749)      (2,938)      (3,157)      (1,649)
  Accumulated other comprehensive loss                                   (7,618)      (4,365)      (5,487)      (7,206)      (6,658)
                                                                      ---------    ---------    ---------    ---------    ---------
    Total shareholders' equity                                          249,497      245,034      241,760      235,897      236,042
                                                                      ---------    ---------    ---------    ---------    ---------
                                                                      $ 937,985    $ 825,763    $ 796,080    $ 794,937    $ 778,241
                                                                      =========    =========    =========    =========    =========

[JLG INDUSTRIES, INC. LOGO]
                              JLG Industries, Inc.
                 CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOW
                                 (in thousands)
                          (Quarterly data in unaudited)

                                                          FULL YEAR                                                   FULL YEAR
                                                         FISCAL 2003       Q4          Q3          Q2         Q1     FISCAL 2002
                                                         ----------------------------------------------------------  -----------
OPERATIONS
   Net income (loss)                                      $  14,175   $   7,455   $   2,165   $   4,226   $     329   $(101,592)
   Adjustments to reconcile net income to cash
     flow from operating activities:
      Loss on sale of property, plant and equipment             266         149          25          89           3         392
      Gain on sale of equipment held for rental              (6,794)     (1,091)     (1,852)     (3,154)       (697)     (8,049)
      Non-cash charges and credits:
         Cumulative effect of change in
           accounitng principle                                --          --          --          --          --       114,470
         Depreciation and amortization                       19,937       4,591       4,931       5,147       5,268      20,959
         Other                                                8,124      (4,475)      4,317       5,683       2,599       6,997
      Changes in selected working capital items:
         Accounts receivable (1)                            (43,985)    (17,651)    (41,663)    (11,945)     27,274     (40,110)
         Inventories                                         48,926      37,953      14,544       8,695     (12,266)     24,462
         Accounts payable                                   (46,026)        621      12,832     (26,469)    (33,010)     52,685
         Other operating assets and liabilities             (12,706)     (2,052)      7,434      (8,396)     (9,692)     15,194
      Changes in finance receivables                         40,487      (2,644)     50,239      20,244     (27,352)     57,154
      Changes in pledged finance receivables               (114,271)    (14,627)    (64,299)    (32,950)     (2,395)    (91,331)
      Changes in other assets and liabilities                (3,295)     (3,392)      3,970        (281)     (3,592)    (28,136)
                                                          ---------   ---------   ---------   ---------   ---------   ---------
      Cash flow from operating activities                 $ (95,162)      4,837      (7,357)    (39,111)    (53,531)     23,095

INVESTMENTS
   Purchases of property, plant and equipment               (10,806)     (2,811)     (3,059)     (3,286)     (1,650)    (12,954)
   Proceeds from sale of property, plant and equipment          216        --            92         121           3         172
   Purchases of equipment held for rental                   (16,342)     (1,991)     (3,014)     (7,713)     (3,624)    (26,429)
   Proceeds from sale of equipment held for rental           19,063       2,882       3,577      10,099       2,505      28,924
   Other                                                       (689)        (25)        529      (1,136)        (57)        405
                                                          ---------   ---------   ---------   ---------   ---------   ---------
   Cash flow from investing activities                       (8,558)     (1,945)     (1,875)     (1,915)     (2,823)     (9,882)

FINANCING
   Net (repayment) issuance of short-term debt              (13,497)        568     (23,114)     (1,975)     11,024      (7,771)
   Issuance of long-term debt                               404,283     126,995      57,288     127,000      93,000     617,000
   Repayment of long-term debt                             (279,647)    (32,336)    (88,050)   (116,059)    (43,202)   (717,572)
   Issuance of limited recourse debt                        117,383      18,940      68,975      29,468        --        90,214
   Repayment of limited recourse debt                          (118)       --          (118)       --          --          --
   Payment of dividends                                        (859)       (215)       (215)       (215)       (214)     (1,058)
   Exercise of stock options and issuance of
     restricted awards                                          927         189         260         203         275       3,732
                                                          ---------   ---------   ---------   ---------   ---------   ---------
   Cash flow from financing activities                      228,472     114,141      15,026      38,422      60,883     (15,455)

CURRENCY ADJUSTMENTS
   Effect of exchange rate changes on cash                    1,852        (753)      1,170       1,988        (553)       (807)
                                                          ---------   ---------   ---------   ---------   ---------   ---------

CASH
   Net change in cash and cash equivalents                  126,604     116,280       6,964        (616)      3,976      (3,049)
   Beginning balance                                          6,205      16,529       9,565      10,181       6,205       9,254
                                                          ---------   ---------   ---------   ---------   ---------   ---------


   Ending balance                                           132,809   $ 132,809   $  16,529   $   9,565   $  10,181   $   6,205
                                                          =========   =========   =========   =========   =========   =========

(1) Net of change in accounts receivable securitization of $0 for the period ending July 31, 2003 and $50,600 for the period ending July 31, 2002.

[JLG INDUSTRIES, INC. LOGO]


                              JLG INDUSTRIES, INC.
    Reconciliation of Income Before Cumulative Effect of Change In Accounting
                              Principle to EBITDA
                      For the Trailing Twelve Month Periods
                                 (in thousands)

                                                                                                   FY2003
                                                                    Full Year ----------------------------------------------
                                                                      2003         Q4           Q3          Q2          Q1
                                                                    --------------------------------------------------------
Income before cumulative effect of change in accounting principle   $ 14,175    $ 14,175    $ 15,062    $ 13,733    $ 10,841
Interest expense                                                      27,985      27,985      22,885      19,466      17,421
Income tax provision                                                   3,724       3,724       7,270       6,664       5,333
Depreciation and amortization                                         19,937      19,937      20,492      20,255      21,131
                                                                    --------    --------    --------    --------    --------
EBITDA                                                              $ 65,821    $ 65,821    $ 65,709    $ 60,118    $ 54,726
                                                                    ========    ========    ========    ========    ========

Revenues                                                            $759,789    $759,789    $766,394    $769,356    $774,395

EBITDA Margin                                                            8.7%        8.7%        8.6%        7.8%        7.1%



                                                                                                   FY2002
                                                                    Full Year ----------------------------------------------
                                                                       2002        Q4           Q3          Q2          Q1
                                                                    --------------------------------------------------------
Income before cumulative effect of change in accounting principle   $ 12,878    $ 12,878    $ 10,176    $ 20,001    $ 23,564
Interest expense                                                      16,255      16,255      17,462      20,452      22,477
Income tax provision                                                   6,343       6,343       5,550      11,414      13,617
Depreciation and amortization                                         20,959      20,959      24,703      26,959      26,533
                                                                    --------    --------    --------    --------    --------
EBITDA                                                              $ 56,435    $ 56,435    $ 57,891    $ 78,826    $ 86,191
                                                                    ========    ========    ========    ========    ========

Revenues                                                            $770,070    $770,070    $802,842    $813,583    $887,324

EBITDA Margin                                                            7.3%        7.3%        7.2%        9.7%        9.7%


We also monitor our EBITDA, which is a non-GAAP measure that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. EBITDA also is an indicator of profitability, particularly in our capital-intensive industry. EBITDA reflects our earnings before interest, taxes and depreciation and amortization. EBITDA as presented differs (i) from previously disclosed presentations which excluded restructuring or repositioning charges, and (ii) from measures of EBITDA calculated for purposes of financial covenants in our note indentures and senior credit facilities.

[JLG INDUSTRIES, INC. LOGO]
                              JLG INDUSTRIES, INC.
                Reconciliation of Balance Sheet Debt to Net Debt
                               (in thousands)

                                                                          JULY 31,       APRIL 30,     JANUARY 31,    OCTOBER 31,
                                                                            2003            2003           2003           2002
                                                                         ---------       ---------     -----------    -----------
Revolving credit facilities                                              $    --         $  30,288      $  61,000      $  50,000
$25 million overdraft credit facility                                         --              --           23,058         25,000
$125 million senior notes                                                  125,000            --             --             --
$175 million senior subordinated notes                                     175,000         175,000        175,000        175,000
Miscellaneous bank debt                                                      1,983           1,468          1,573          1,665
Fair value of interest rate swap                                           (12,347)           --            5,012          2,273
Gain on terminated interest rate swap                                        5,994           6,162           --             --
                                                                         ---------       ---------      ---------      ---------
     Bank debt and notes                                                   295,630         212,918        265,643        253,938
Limited recourse debt from finance receivables monetizations (*)           164,940         164,653        106,662         83,188
                                                                         ---------       ---------      ---------      ---------
     Total balance sheet debt                                              460,570         377,571        372,305        337,126
                                                                         ---------       ---------      ---------      ---------
Net present value of off-balance sheet rental fleet lease                    2,341           3,382          3,858          4,506
Net present value of off-balance sheet production equipment leases           5,941           6,590          6,977          7,364
Accounts receivable securitization                                            --              --             --             --
                                                                         ---------       ---------      ---------      ---------
     Total off-balance sheet financing                                       8,282           9,972         10,835         11,870
                                                                         ---------       ---------      ---------      ---------
     Total balance sheet debt and off-balance sheet financing              468,852         387,543        383,140        348,996
Less: cash                                                                 132,809          16,529          9,565         10,181
Less: limited recourse debt from finance receivables monetizations         164,940         164,653        106,662         83,188
                                                                         ---------       ---------      ---------      ---------
     Net debt                                                            $ 171,103       $ 206,361      $ 266,913      $ 255,627
                                                                         =========       =========      =========      =========
(*) Maximum loss exposure from finance receivables monetizations         $  21,708       $  18,928      $   8,519      $   6,275
                                                                         =========       =========      =========      =========
Shareholders' Equity                                                     $ 249,497       $ 245,034      $ 241,760      $ 235,897
                                                                         =========       =========      =========      =========
Net Debt-to-Net Debt plus Shareholders' Equity                                  41%             46%            52%            52%
                                                                                ==              ==             ==             ==
Total Balance Sheet Debt-to-Total Balance Sheet Debt plus
    Shareholders' Equity                                                        65%             61%            61%            59%
                                                                                ==              ==             ==             ==

                                                                          JULY 31,       APRIL 30,     JANUARY 31,    OCTOBER 31,
                                                                            2002           2002           2002           2001
                                                                         ---------       ---------     -----------    -----------
Revolving credit facilities                                              $    --        $ 190,000      $ 222,500      $ 251,500
$25 million overdraft credit facility                                       13,935         14,539         22,409            865
$125 million senior notes                                                     --             --             --             --
$175 million senior subordinated notes                                     175,000           --             --             --
Miscellaneous bank debt                                                      1,909          2,068          4,395          2,869
Fair value of interest rate swap                                               914           --             --             --
Gain on terminated interest rate swap                                         --             --             --             --
                                                                         ---------       ---------      ---------      ---------
     Bank debt and notes                                                   191,758        206,607        249,304        255,234
Limited recourse debt from finance receivables monetizations (*)            87,571         42,114           --             --
                                                                         ---------       ---------      ---------      ---------
     Total balance sheet debt                                              279,329        248,721        249,304        255,234
                                                                         ---------       ---------      ---------      ---------
Net present value of off-balance sheet rental fleet lease                    5,582          9,066          9,201         11,150
Net present value of off-balance sheet production equipment leases           7,749          8,284          8,518          8,938
Accounts receivable securitization                                            --             --           18,100         45,800
                                                                         ---------       ---------      ---------      ---------
     Total off-balance sheet financing                                      13,331         17,350         35,819         65,888
                                                                         ---------       ---------      ---------      ---------
     Total balance sheet debt and off-balance sheet financing              292,660        266,071        285,123        321,122
Less: cash                                                                   6,205          3,291          3,572          9,209
Less: limited recourse debt from finance receivables monetizations          87,571         42,114           --             --
                                                                         ---------       ---------      ---------      ---------
     Net debt                                                            $ 198,884      $ 220,666      $ 281,551      $ 311,913
                                                                         =========       =========      =========      =========
(*) Maximum loss exposure from finance receivables monetizations         $   5,998      $   3,421             NA             NA
                                                                         =========       =========      =========      =========
Shareholders' Equity                                                     $ 236,042      $ 339,155      $ 337,247      $ 335,763
                                                                         =========       =========      =========      =========
Net Debt-to-Net Debt plus Shareholders' Equity                                  46%            39%            45%            48%
                                                                         =========       =========      =========      =========
Total Balance Sheet Debt-to-Total Balance Sheet Debt plus
    Shareholders' Equity                                                        54%            42%            43%            43%
                                                                         =========       =========      =========      =========

We also monitor our net debt, which is a non-GAAP measure that provides additional information concerning our leverage position and our historical ability to meet debt service. We define net debt as the sum of total balance sheet debt and other off-balance sheet financing, minus cash and limited recourse debt arising from our monetization of customer finance receivables.

[JLG INDUSTRIES, INC. LOGO]

                              JLG INDUSTRIES, INC.
     Reconciliation of Cash Flow from Operating Activities to Free Cash Flow
                                 (in thousands)


                                                                                          FY2003
                                                   Full Year     ---------------------------------------------------
                                                    FY 2003          Q4            Q3            Q2              Q1
                                                  ------------------------------------------------------------------

Net income (loss)                                  $  14,175     $   7,455     $   2,165     $   4,226     $     329
Adjustments to reconcile net income to
  cash flow from operating activities                 21,533          (826)        7,421         7,765         7,173
Accounts receivable                                  (43,985)      (17,651)      (41,663)      (11,945)       27,274
Inventories                                           48,926        37,953        14,544         8,695       (12,266)
Other current assets                                 (15,960)      (18,109)          191         2,721          (763)
Accounts payable                                     (46,026)          621        12,832       (26,469)      (33,010)
Accrued expenses                                       3,254        16,057         7,243       (11,117)       (8,929)
Finance receivables                                   40,487        (2,644)       50,239        20,244       (27,352)
Other cash from operations                            (3,295)       (3,392)        3,970          (281)       (3,592)
Purchases of property, plant and equipment           (10,806)       (2,811)       (3,059)       (3,286)       (1,650)
Proceeds from sale of property, plant
  and equipment                                          216          --              92           121             3
Purchases of equipment held for rental               (16,342)       (1,991)       (3,014)       (7,713)       (3,624)
Proceeds from sale of equipment held for rental       19,063         2,882         3,577        10,099         2,505
Other cash from investments                             (689)          (25)          529        (1,136)          (57)
Payment of dividends                                    (859)         (215)         (215)         (215)         (214)
Exercise of stock option and issuance of                 927           189           260           203           275
Effect of exchange rate changes on cash                1,852          (753)        1,170         1,988          (553)
Other(1)                                              15,310        18,518         4,271        (5,186)       (2,293)
                                                   ---------     ---------     ---------     ---------     ---------
Free Cash Flow                                     $  27,781     $  35,258     $  60,553     ($ 11,286)    ($ 56,744)
                                                   =========     =========     =========     =========     =========


                                                                                          FY2002
                                                   Full Year     ---------------------------------------------------
                                                      2002           Q4            Q3            Q2              Q1
                                                  ------------------------------------------------------------------

Net income (loss)                                  ($101,592)    $   8,342     $     836     $   1,334     ($112,104)
Adjustments to reconcile net income to
  cash flow from operating activities                134,769         4,836           957         8,966       120,010
Accounts receivable                                  (40,110)      (23,116)      (65,224)        9,596        38,634
Inventories                                           24,462        (1,993)      (13,465)       33,308         6,612
Other current assets                                   3,110         1,262         2,815         3,623        (4,590)
Accounts payable                                      52,685         6,926        68,708       (29,781)        6,832
Accrued expenses                                      12,084        21,621         6,358       (12,902)       (2,993)
Finance receivables                                   57,154        29,938        34,878       (11,130)        3,468
Other cash from operations                           (28,136)      (28,139)       (1,389)        2,502        (1,110)
Purchases of property, plant and equipment           (12,954)       (2,708)       (3,675)       (3,278)       (3,293)
Proceeds from sale of property, plant
  and equipment                                          172            22            13            26           111
Purchases of equipment held for rental               (26,429)       (5,652)       (4,896)       (5,479)      (10,402)
Proceeds from sale of equipment held for rental       28,924         7,710        15,374         3,327         2,513
Other cash from investments                              405           405          --            --            --
Payment of dividends                                  (1,058)         (215)         (212)         (210)         (421)
Exercise of stock option and issuance of               3,732           456         2,706           321           249
Effect of exchange rate changes on cash                 (807)          100        (1,368)           70           391
Other(1)                                              63,342         1,988        18,469        30,069        12,816
                                                   ---------     ---------     ---------     ---------     ---------
Free Cash Flow                                     $ 169,753     $  21,783     $  60,885     $  30,362     $  56,723
                                                   =========     =========     =========     =========     =========




(1) Includes changes in accounts receivable securitization and other off-balance sheet debt.

In addition to measuring our cash flow generation and usage based upon the Statements of Cash Flows, we also measure our free cash flow.
We define free cash flow as cash flow from operating, investing activities, payment of dividends, exercise of stock option and issuance of restricted awards, and the effect of exchange rate changes on cash less changes in accounts receivable securitization, limited recourse debt from finance receivable monetizations and off-balance sheet debt. Our measure of free cash flow may not be comparable to similarly titled measures being disclosed by other companies and is not a measure of financial performance that is in accordance with GAAP. We utilize free cash flow to explain the change in our net debt position from the prior period.